UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 2, 2003
                                                           -------------


                                    DICE INC.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                  000-25107                      13-3899472
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(State of Incorporation)   (Commission File Number)  (IRS Employer Identification No.)
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               3 Park Avenue, 33rd Floor, New York, New York 10016
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (212) 725-6550
                                 --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)





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Item 4. Changes in Registrant's Certifying Accountant

Ernst & Young LLP resigned as the independent public accountants of Dice Inc.
(the "Company") effective June 20, 2003. The Company, on June 2, 2003, engaged the accounting firm of LWBJ, LLP as independent public accountants for the year ending December 31, 2003. The decision to retain LWBJ, LLP as the Company's independent public accountants was recommended by the Audit Committee of the Company's Board of Directors and approved by the Company's Board of Directors.

Ernst & Young LLP's report on the Company's financial statements as of December
31, 2002 and 2001, and for the years ended December 31, 2002 and 2001 contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report for 2002 contained a going concern qualification.

During the Company's two most recent fiscal years and the subsequent interim period to the date hereof, there were no disagreements between the Company and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the financial statements for such years. None of the "reportable events" requiring disclosure under Item 304(a)(1)(v) of Regulation S-K occurred with respect to the Company within the last two fiscal years and the subsequent interim period to the date hereof.

During the last two fiscal years and the subsequent interim period to the date hereof, the Company has not consulted with LWBJ LLP regarding any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

The Company has requested Ernst & Young LLP to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company. A copy of such letter, dated June 20, 2003 is filed as Exhibit 16 to this Form 8-K.


Item 7. Financial Statements and Exhibits

(c) Exhibits

    16  Letter from Ernst & Young LLP to the Securities and Exchange Commission.





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                                   SIGNATURES


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             DICE INC.



                            By: /s/ Michael P. Durney
                            -------------------------
                            Name: Michael P. Durney
                            Title:  Sr. Vice President, Finance, CFO & Treasurer
                            (Principal Financial Officer)



Dated:  June 23, 2003



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                                                                      EXHIBIT 16

June 23, 2003



Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Gentlemen:

     We have read Item 4 of Form 8-K dated June 23, 2003 of Dice Inc. and are in agreement with the statements contained in the first sentence of paragraph one, and the second, third and fourth paragraphs on page 1 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.




/s/ Ernst & Young LLP